UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 27, 2006

                     NORTH AMERICAN INSURANCE LEADERS, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                 333-127871              20-3284412
(State or other jurisdiction      (Commission         (I.R.S. Employer
     of incorporation)              File Number)    Identification Number)

             885 Third Avenue, 31st Floor, New York, New York 10022
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 319-9407
           -----------------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01   Other Events

On March 27, 2006, the initial public offering (the "Offering") of 12,500,000 units (the "Units") of North American Insurance Leaders, Inc. (the "Company") was consummated. Also on March 27, 2006, the Company consummated the closing of an additional 1,875,000 Units, which were subject to the underwriters' over-allotment option. Each Unit consists of one share of common stock, par value $0.0001 per share ("Common Stock"), and one warrant exercisable to purchase one share of Common Stock. The Units were sold at a price of $8.00 per Unit, generating gross proceeds to the Company of $115 million.

Audited financial statements as of March 27, 2006 reflecting the receipt of the Offering proceeds are attached hereto as Exhibit 99.1.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01    Financial Statements and Exhibits.

(c)  Exhibits.

     Listed below are the exhibits that are furnished herewith as part of this report (according to the number assigned to them in Item 601 of Regulation S-K):

     Exhibit No.                            Description of Document
--------------------------------------------------------------------------------


        99.1            Audited Financial Statements

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NORTH AMERICAN INSURANCE LEADERS, INC.
                                         (Registrant)


                                         By:  /s/ William R. de Jonge
                                            --------------------------------
                                            Name:   William R. de Jonge
                                            Title:  President



Date:  March 29, 2006

                                                                   EXHIBIT 99.1



                     NORTH AMERICAN INSURANCE LEADERS, INC.
                          (a development stage company)

                          Index to Financial Statements


                                                                            Page
                                                                            ----
Financial Statements
Report of independent registered public accounting firm....................  F-2
Balance sheet as of March 27, 2006.........................................  F-3
Statement of operations for the period August 8, 2005
 (date of inception) through March 27, 2006................................  F-4
Statement of stockholders' equity for the period
 August 8, 2005 (date of inception) through March 27, 2006.................  F-5
Statement of cash flows for the period
 August 8, 2005 (date of inception) through March 27, 2006.................  F-6
Notes to financial statements..............................................  F-7

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Board of Directors and Stockholders
North American Insurance Leaders, Inc.
New York, New York

     We have audited the accompanying balance sheet of North American Insurance Leaders, Inc., a development stage company (the "Company"), as of March 27, 2006 and the related statements of operations, stockholders' equity and cash flows for the period from August 8, 2005 (date of inception) through March 27, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of North American Insurance Leaders, Inc. as of March 27, 2006 and the results of its operations and its cash flows for the period from August 8, 2005 (date of inception) through March 27, 2006 in conformity with accounting principles generally accepted in the United States of America.


/s/ BDO Seidman, LLP
-----------------------
BDO Seidman, LLP
New York, New York

March 29, 2006

                     NORTH AMERICAN INSURANCE LEADERS, INC.
                          (a development stage company)

                                  Balance Sheet


                                                                    March 27,
                                                                      2006
                                                                  --------------
ASSETS
Current assets:
  Cash and cash equivalents...................................... $  1,317,593
  Cash and cash equivalents in Trust Account.....................  109,950,000
  Accrued interest receivable....................................        1,402
Prepaid insurance expense........................................      392,087
                                                                  ------------
Total assets..................................................... $111,661,082
                                                                  ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accrued expenses............................................... $    395,395
  Accrued offering costs.........................................      547,680
  Deferred underwriting fee......................................    2,875,000
                                                                  ------------
Total current liabilities........................................    3,818,075
                                                                  ------------

Common stock, subject to possible conversion,
 2,874,999 shares at conversion value
                                                                  $ 21,989,992
                                                                  ------------

COMMITMENTS

STOCKHOLDERS' EQUITY
Preferred stock--$0.0001 par value; 1,000,000 shares
authorized; 0 issued and outstanding.............................           --
Common stock--$0.0001 par value; 100,000,000 shares
  authorized; 17,968,750 issued and outstanding (which includes          1,797
  2,874,999 shares subject to possible conversion)
Additional paid in capital.......................................   85,884,465
Deficit accumulated during the development stage.................     (33,247)
                                                                  ------------

Total stockholders' equity.......................................   85,853,015
                                                                  ------------

Total liabilities and stockholders' equity....................... $111,661,082
                                                                  ============

                       See notes to financial statements.

                     NORTH AMERICAN INSURANCE LEADERS, INC.
                          (a development stage company)

                             Statement of Operations


                                                              August 8, 2005
                                                            (Date of Inception)
                                                                  Through
                                                              March 27, 2006
                                                            --------------------

Interest income.............................................     $       1,561
General and administrative expenses.........................           (34,808)
                                                                 --------------
Net loss for the period.....................................     $     (33,247)
                                                                 ==============
Weighted average number of shares outstanding...............         3,653,950
                                                                 ==============
Basic and diluted net loss per share........................     $       (0.01)
                                                                 ==============


                       See notes to financial statements.

                     NORTH AMERICAN INSURANCE LEADERS, INC.
                          (a development stage company)

                        Statement of Stockholders' Equity



                                        Common Stock
                                        ------------
                                                                       Deficit
                                                                     Accumulated
                                                         Additional   During the
                                                          Paid-In    Development
                                  Shares       Amount     Capital       Stage         Total
                                  ------       ------     -------       -----         -----
Balance at August 8, 2005
  (date of inception)..........          --    $   --    $        --   $      --     $        --

Issuance of common stock to
  initial stockholders.........   3,593,750       359         24,641          --          25,000
Issuance of D&O rights
  in private placement                   --        --      1,700,000          --       1,700,000
Sale of 14,375,000 units
  (including the
  1,875,000 units
  pursuant to the over-
  allotment option) at a
  price of $8 per unit,
  net of underwriter's
  discount and offering
  expenses                       14,375,000     1,438    106,149,816                 106,151,254
Net proceeds subject to
  possible conversion of
  2,874,000 shares                       --        --    (21,934,512)         --    (21,989,992)
Net loss for the period........          --        --             --     (33,247)       (33,247)
                                 ----------    ------    -----------   ----------   ------------

Balance at March 27,
  2006.........................  17,968,750    $1,797    $85,884,465   $ (33,247)    $85,853,015
                                 ----------    ======    -----------   ==========    ===========

                       See notes to financial statements.

                     NORTH AMERICAN INSURANCE LEADERS, INC.
                          (a development stage company)

                             Statement of Cash Flows


                                                                                                 August 8, 2005
                                                                                              (Date of Inception)
                                                                                                    Through
                                                                                                 March 27, 2006
                                                                                              --------------------
Cash flows from operating activities:
Net loss...................................................................................       $       (33,247)
Adjustments to reconcile net loss to net cash used in operating activities:
  Changes in:
    Accrued interest receivable............................................................                (1,402)
    Prepaid insurance expense..............................................................              (392,087)
    Accrued expenses.......................................................................                395,395
      Net cash used in operating activities................................................       $       (31,341)
                                                                                                  ----------------

Cash flows from investing activities:
Cash and cash equivalents held in Trust Account............................................       $  (109,950,000)

Cash flows from financing activities:
Net proceeds from public offering..........................................................       $   109,573,934
Proceeds from notes payable to certain of the directors and officers.......................               150,000
Payment of notes payable to certain of the directors and officers..........................             (150,000)
Proceeds from issuance of D&O rights in private placement..................................             1,700,000
Proceeds from issuance of common stock to initial stockholders.............................                25,000
                                                                                                     -------------
      Net cash provided by financing activities............................................           111,298,934
                                                                                                      ------------

Net increase in cash and cash equivalents:
Cash and cash equivalents - beginning of period............................................                    --
                                                                                                        ----------
Cash and cash equivalents - end of  period.................................................           $ 1,317,593
                                                                                                      ============
Supplemental disclosure of non-cash financing activity:
Accrued offering costs.....................................................................           $   547,680
Deferred underwriting fee..................................................................           $ 2,875,000
Fair value of underwriter purchase option included in offering costs.......................           $ 1,477,500

                       See notes to financial statements.

                     NORTH AMERICAN INSURANCE LEADERS, INC.
                          (a development stage company)

                          Notes to Financial Statements
                               ------------------

NOTE A--ORGANIZATION AND BUSINESS OPERATIONS

     North American Insurance Leaders, Inc. (the "Company") was incorporated in Delaware on August 8, 2005. The Company was formed to effect a merger, capital stock exchange, asset acquisition, stock purchase and other similar transaction with one or more businesses in the insurance or insurance services industry ("Business Combination"). The Company has neither engaged in any operations nor generated significant revenue to date. The Company is considered to be in the development stage and is subject to the risks associated with activities of development stage companies. The Company has selected June 30th as its fiscal year end.

     The registration statement for the Company's initial public offering (the "Public Offering") was declared effective on March 21, 2006. On that date, the Company consummated a private placement of 1,700,000 D&O rights (the "Private Placement") for an aggregate purchase price of $1,700,000. On March 27, 2006, the Company consummated the Public Offering (together with the over-allotment offering, the "Offering") of 14,375,000 units ("Units") for net proceeds of approximately $106,000,000.

     The Company's management has broad discretion with respect to the specific application of the net proceeds of this Offering of Units (as defined in Note C below) (the "Offering"), although the Company intends to apply substantially all of the net proceeds of the Offering toward consummating a Business Combination with one or more insurance-related businesses. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. Upon the closing of the Offering and the Private Placement, $109,950,000 (including $2,875,000 of underwriting fees which have been deferred by the underwriters as described in Note C) was placed in a trust account (the "Trust Account") and will be invested in money market funds or accounts meeting conditions of the Investment Company Act of 1940 and/or securities principally issued or guaranteed by the U.S. government until the earlier of (1) the consummation of its first Business Combination or (2) the distribution of the Trust Account as described below. On the first day of each quarter commencing July 2006, half of the interest earned during the preceding quarter on the amounts held in the trust account (net of taxes payable) will be released to the Company to cover a portion of its working capital requirements up to an aggregate of $1,000,000. This interest and the remaining proceeds may be used to pay for business, legal and accounting due diligence costs incurred in connection with prospective Business Combinations and continuing general and administrative expenses. The Company will seek stockholder approval before it effects a Business Combination, even if the nature of the Business Combination would not ordinarily require stockholder approval under applicable state law. The Company will proceed with a Business Combination only if a majority of the shares of common stock voted by the public stockholders of the Company (the "Public Stockholders") are voted in favor of the Business Combination and Public Stockholders owning less than 20% of the shares sold in this offering both vote against the Business Combination and exercise their conversion rights as described below. In no event will the initial stockholders be considered Public Stockholders for purposes of voting for or against a Business Combination. Public Stockholders who convert their stock into an allocable share of the trust account will still have the right to exercise the warrants that they receive as part of the units. In the event that 20% or more of the outstanding stock (excluding, for this purpose, those shares of common stock issued prior to the Offering) vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by the initial stockholders. In this respect, $21,989,992 has been classified as common stock subject to possible conversion at March 27, 2006. Voting against the Business Combination alone will not result in an election to exercise a stockholder's conversion rights. A stockholder must also affirmatively exercise such conversion rights at or prior to the time the Business Combination is voted upon by the stockholders. All of the Company's initial stockholders prior to the Offering, including all of the directors and officers of the Company, have agreed to vote all of the shares of common stock held by them in accordance with the vote of the majority in interest of all other stockholders of the Company, other than the initial stockholders, with respect to any Business Combination.

     In the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria have been satisfied, the proceeds then on deposit in the Trust Account will be distributed to the Company's Public Stockholders, excluding initial stockholders to the extent of their initial stock holdings. In the event of the distribution, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants included in the Units offered in the Offering as discussed in Note C).

     On March 15, 2006, the Company effected a two-for-three reverse stock split. Following this reverse stock split, there were 3,125,000 shares of common stock outstanding. Immediately after the reverse stock split, the Company issued a stock dividend of 468,750 shares of common stock in order to ensure that, after the Company's Offering, regardless of whether the underwriters exercised its over-allotment option in part or in full, the Company's initial stockholders maintain control over 20% of the Company's outstanding shares of common stock after consummation of Offering. Following this stock dividend and immediately prior to the Offering, there were 3,593,750 shares of common stock outstanding. All references in the accompanying financial statements to the number of shares of common stock and loss per share have been retroactively restated to reflect the reverse stock split and the stock dividend.

NOTE B--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

[1]  Cash and cash equivalents:

     The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

[2]  Loss per common share:

     Loss per share is computed by dividing net loss applicable to common stockholders by the weighted average number of common shares outstanding for the period.

[3]  Use of estimates:

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

[4]  Income taxes:

     Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

     The Company recorded a deferred income tax asset for the tax effect of net operating loss carry forwards and temporary differences, aggregating approximately $13,000. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company recorded a full valuation allowance at March 27, 2006.

[5]  Recently issued accounting standards:

     Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

NOTE C--OFFERING

     In the Offering, effective March 21, 2006, the Company sold 14,375,000 Units. The underwriters were paid fees equal to 4.5% of the gross proceeds of the Offering, or $5,175,000 and have agreed to defer an additional $2,875,000 (the "Deferred Fees") of their underwriting fees until the consummation of a Business Combination. Each Unit consists of one share of the Company's common stock, par value $0.0001 per share, and one warrant exercisable to purchase one share of common stock ("Warrant"). Upon consummation of a Business Combination, the Company will pay such Deferred Fees out of the proceeds of the Offering held in the Trust Account. The underwriters will not be entitled to any interest accrued on the Deferred Fees. The underwriters have agreed to forfeit any rights to, or claims against, such proceeds if the Company does not successfully complete a Business Combination. Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $6.00 commencing on the later of (a) one year from the effective date of the Offering or (b) the completion of a Business Combination with a target business or the distribution of the Trust Account, and expiring five years from the date of the prospectus. The Warrants will be redeemable at a price of $0.01 per Warrant upon 30 days' notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30-trading day period ending on the third day prior to the date on which notice of redemption is given. The D&O warrants referenced in Note E--Commitments have identical rights to those of the Warrants but will not be transferable or salable by the Company's directors and officers and the spouse of one of the Company's officers, as designee, until the later of one year from the effective date of the Offering or the consummation of a Business Combination.

     The Company has also sold to CRT Capital Group LLC, for $100, an option to purchase up to a total of 750,000 units, consisting of one share of common stock and one warrant, at $8.80 per unit, commencing on the later of the consummation of the Business Combination and one year after the date of the final prospectus for the Offering and expiring four years after the date of the final prospectus. The warrants underlying the units have terms that are identical to those being issued in the current offering, with the exception of the exercise price, which is set at $7.50 per warrant. The purchase option also contains a cashless exercise feature that allows the holder or holders of the purchase option to receive units on a net exercise basis. In addition, the purchase option provides for registration rights that permit the holder or holders of the purchase option to demand that a registration statement be filed with respect to all or any part of the securities underlying the purchase option within five years of the completion of the current offering. Further, the holder or holders of the purchase option are entitled to piggy-back registration rights in the event the Company undertakes a subsequent registered offering within seven years of the completion of the current offering. Warrants issued and outstanding as a result of the exercise of the purchase option will be subject to the Company's right of redemption.

     The sale of the option was accounted for as a cost attributable to the Offering. Accordingly, there is no net impact on the Company's financial position or results of operations, except for the recording of the $100 proceeds from the sale. The underwriters, on behalf of the Company, used a volatility of 15.86% to calculate the value of the underwriter option. This volatility measurement was based on the average four-year volatility of the S&P 600 Small-Cap Insurance Index. The S&P 600 Small-Cap Insurance Index is a sub-set of the S&P 600 Small-Cap Index and includes fourteen companies with a range of market capitalizations from $230 million to $1.5 billion operating in the insurance sector. The Company believes this index provides an objective and reasonable estimate for the price volatility of other small-cap companies operating in the insurance sector. The Company reviewed the estimates and believes, based upon a Black-Scholes model, that the fair value of the option on the date of sale would be approximately $1,447,500, using an expected life of four years, volatility of 15.86%, and a risk-free rate of 4.71%.

NOTE D--NOTES PAYABLE TO CERTAIN OF THE DIRECTORS AND OFFICERS

     The Company issued an aggregate of $150,000 unsecured non-interest bearing promissory notes to certain of the directors and officers on August 12, 2005, and the notes were repaid at the consummation of the Offering.

NOTE E--COMMITMENTS

     The Company presently occupies office space provided by an affiliate of several of its directors. The affiliate has agreed that, until the consummation of a Business Combination with a target business by the Company, it will make the office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. Pursuant to a separate office administration agreement, the affiliate will furnish us with office facilities, equipment and clerical services at the facilities for $10,000 per month commencing on January 1, 2006. An amount of $30,000 has been included in general and administrative expenses for the period ended March 27, 2006 for such services. The office administration agreement may be terminated by either party without penalty upon 30 days' written notice to the other party.

     The Company's directors and officers and the spouse of one of the Company's officers, as designee, purchased from the Company on the closing date of this Offering an aggregate of 1,700,000 rights ("D&O rights") in a private placement, at a purchase price of $1.00 per right, convertible into warrants ("D&O warrants"). The $1.7 million proceeds from the issuance and sale of the D&O rights was placed in the Trust Account and is part of the liquidating distribution to the Company's Public Stockholders in the event of liquidation prior to its Business Combination or in the event that less than 20% of the Company's Public Stockholders elect to convert their shares of common stock in connection with a Business Combination.

     The D&O rights will be automatically converted into D&O warrants on the 120th day following the effective date of this Offering. The conversion ratio of D&O rights into D&O warrants will be calculated by dividing $1.00 by the conversion price. The conversion price is equal to the weighted average of all sale prices of the warrants as reported on the AMEX or elsewhere during the 20 trading days prior to the conversion date. In no event will a D&O right be converted into more than three D&O warrants.

     The D&O warrants have terms and provisions that are identical to those of the warrants being sold as part of the units in this offering but will not be transferable or salable by the Company's directors and officers and the spouse of one of the Company's officers, as designee, until the later of one year from the effective date of the Offering or the consummation of the Business Combination. In the event of liquidation prior to its Business Combination, the D&O warrants will expire worthless.

     The purchasers of the D&O rights are permitted to transfer the D&O rights and the D&O warrants issuable upon conversion of the D&O rights in certain limited circumstances, such as by will in the event of their death. However, the transferees receiving such D&O rights or D&O warrants will be subject to the same sale restrictions imposed on the Company's directors and officers and the spouse of one of the Company's officers, as designee, who initially purchased these D&O rights from the Company.

NOTE F--PREFERRED STOCK

     The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the board of directors.